UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K / A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (October 1, 2009): December 11, 2009
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-23.1
EX-23.2
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

     This Amendment No. 1 amends the Current Report on Form 8-K that Quanta Services, Inc. (“Quanta”) filed with the Securities and Exchange Commission on October 7, 2009, concerning the completion of its acquisition of Price Gregory Services, Incorporated (“Price Gregory”), to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. The condensed consolidated financial statements of Price Gregory as of June 30, 2009 and for the six months ended June 30, 2009 and five months ended June 30, 2008 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are filed herewith. The consolidated financial statements of Price Gregory as of and for the eleven months ended December 31, 2008 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are filed herewith. The combined consolidated financial statements of H.C. Price Company as of and for the one month ended January 31, 2008 are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and are filed herewith. The combined consolidated financial statements of H.C. Price Company as of and for the years ended December 31, 2007 and 2006 are attached as Exhibit 99.4 to this Current Report on Form 8-K/A and are filed herewith.
     (b) Unaudited Pro Forma Financial Information. The unaudited pro forma combined condensed financial statements and accompanying notes of Quanta as of and for the six month period ended June 30, 2009, and for the year ended December 31, 2008, relating to Quanta’s acquisition of Price Gregory are attached to this Current Report on Form 8-K/A as Exhibit 99.5 and are filed herewith. The pro forma information was prepared using the historical consolidated financial statements of Quanta and Price Gregory.
     (d) Exhibits.

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited condensed consolidated financial statements of Price Gregory Services, Incorporated as of and for the six months ended June 30, 2009 and five months ended June 30, 2008.

99.2	Consolidated financial statements of Price Gregory Services, Incorporated as of and for the eleven months ended December 31, 2008.

99.3	Combined consolidated financial statements of H.C. Price Company as of and for the one month ended January 31, 2008.

99.4	Combined consolidated financial statements of H.C. Price Company as of and for the years ended December 31, 2007 and 2006.

99.5	Unaudited pro forma combined condensed financial statements and accompanying notes of Quanta Services, Inc. as of and for the six month period ended June 30, 2009, and for the year ended December 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTA SERVICES, INC.
	By	/s/ DERRICK A. JENSEN
Derrick A. Jensen
Dated: December 11, 2009		Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited condensed consolidated financial statements of Price Gregory Services, Incorporated as of and for the six months ended June 30, 2009 and five months ended June 30, 2008.

99.2	Consolidated financial statements of Price Gregory Services, Incorporated as of and for the eleven months ended December 31, 2008.

99.3	Combined consolidated financial statements of H.C. Price Company as of and for the one month ended January 31, 2008.

99.4	Combined consolidated financial statements of H.C. Price Company as of and for the years ended December 31, 2007 and 2006.

99.5	Unaudited pro forma combined condensed financial statements and accompanying notes of Quanta Services, Inc. as of and for the six month period ended June 30, 2009, and for the year ended December 31, 2008.